                                                                   EXHIBIT 10.15

                                                                  EXECUTION COPY


                                THIRD AMENDMENT

          THIRD AMENDMENT, dated as of October 10, 2000 (this "Amendment") to the Credit Agreement, dated as of July 23, 1998 and as Amended and Restated as of August 28, 1998 (as amended by the First Amendment, dated as of March 10, 1999, the Second Amendment, dated as of March 22, 2000 and as may be further amended, modified or supplemented from time to time, the "Credit Agreement"), among (i) DDI Capital Corp., formerly known as Details Capital Corp. (the "Company"); (ii) Dynamic Details, Incorporated, formerly known as Details, Inc. ("Details"); (iii) Dynamic Details Incorporated, Silicon Valley, formerly known as Dynamic Circuits, Inc. ("DCI", and collectively with Details, the "Borrowers"); (iv) the several banks and other financial institutions from time to time parties thereto, (individually, a "Lender," and collectively, the "Lenders"); (v) BANKERS TRUST COMPANY, as documentation and co-syndication agent; and (vi) THE CHASE MANHATTAN BANK ("Chase"), as collateral, co-syndication and administrative agent (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain Loans to the Borrowers;

          WHEREAS, the Company and the Borrowers have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

          WHEREAS, the Lenders are willing to effect such amendments to the Credit Agreement, but only upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

          2. Amendments to Section 1.1. (a) Section 1.1 is hereby amended by adding the following definitions:

          "Consolidated Senior Debt": at any date, Consolidated Total Debt as of such date minus Consolidated Subordinated Debt as of such date.

          "Consolidated Senior Leverage Ratio": as at the last day of any period, the ratio of (a) Consolidated Senior Debt to (b) Consolidated EBITDA for such period.

          "Consolidated Subordinated Debt": as of any date of determination, all Indebtedness of Details and its Subsidiaries for borrowed money that is
     (a) outstanding on such date and (b) subordinated in right of payment to the Obligations, all calculated on a consolidated basis in accordance with GAAP.

          "Incremental Revolving Lenders": on any Incremental Revolving Loan Activation Date, the Lenders signatory to the Incremental Revolving Loan Activation Notice.

          "Incremental Revolving Loan Activation Date": each date, which shall be a Business Day before the Scheduled Revolving Credit Termination Date, on which any Lender, at the request of the Borrowers and with the agreement of the relevant Lender, shall execute and deliver to the Administrative Agent an Incremental Revolving Loan Activation Notice pursuant to Section 2.4(a).

          "Incremental Revolving Loan Activation Notice": a notice substantially in the form of Exhibit I.

          "Incremental Revolving Loan Amount": as to each Incremental Revolving Lender, on and after the effectiveness of any Incremental Revolving Loan Activation Notice, the obligation of such Incremental Revolving Lender to make Revolving Credit Loans (and participate in Swing Line Loans and Letters of Credit) hereunder from time to time during the period beginning on the related Incremental Revolving Loan Closing Date and ending on the Scheduled Revolving Credit Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein in a principal amount at any one time outstanding not to exceed the amount set forth under the heading "Incremental Revolving Loan Amount" opposite such Incremental Revolving Lender's name on such Incremental Revolving Loan Activation Notice.

          "Incremental Revolving Loan Closing Date": each date, which shall be a Business Day before the Scheduled Revolving Credit Termination Date, designated as such in an Incremental Revolving Loan Activation Notice.

          "Incremental Term Lenders": on any Incremental Term Loan Activation Date, the Lenders signatory to the Incremental Term Loan Activation Notice.

          "Incremental Term Loan Activation Date": each date, which shall be a Business Day before the final maturity of the Tranche A Term Loans (if the related Incremental Term Loans are to be made as additional Tranche A Term Loans) or the Tranche B Term Loans (if the related Incremental Term Loans are to be made as additional Tranche B Term Loans) on which any Lender, at the request of the Borrowers and with the agreement of the relevant Lender, shall execute and deliver to the Administrative Agent an Incremental Term Loan Activation Notice pursuant to Section 2.1.

          "Incremental Term Loan Activation Notice": a notice substantially in the form of Exhibit J.

          "Incremental Term Loan Amount": as to each Incremental Term Lender, on and after the effectiveness of any Incremental Term Loan Activation Notice, the obligation of such Incremental Term Lender to make Incremental Term Loans hereunder on the related Incremental Term Loan Closing Date in a principal amount equal to the amount set forth under the heading "Incremental Term Loan Amount" opposite such Incremental Term Lender's name on such Incremental Term Loan Activation Notice.

          "Incremental Term Loan Closing Date": each date, which shall be a Business Day before the final maturity of the Tranche A Term Loans (if the related Incremental Term Loans are to be made as additional Tranche A Term Loans) or the Tranche B Term Loans (if the related Incremental Term Loans are to be made as additional Tranche B Term Loans) designated as such in an Incremental Term Loan Activation Notice.

          "Incremental Term Loans": a Term Loan made by an Incremental Lender pursuant to an Incremental Term Loan Activation Notice in a principal amount not to exceed the amount of the Incremental Term Loan Amount specified in such Incremental Term Loan Activation Notice.

          "Third Amendment": the Third Amendment, dated as of October 6, 2000, to this Agreement.

          "Third Amendment Effective Date": the date of effectiveness of the Third Amendment.'

          (b) The definition of "Applicable Margin" is hereby deleted in its entirety, and the following new definition is substituted in lieu thereof:

          "'Applicable Margin': for each Type of Loan, the rate per annum set forth under the relevant column heading below:

                                        "ABR Loans   Eurodollar Loans
                                         ---------   ----------------
          Revolving Credit Loans and
          Swing Line Loans                    1.25%              2.25%
          Tranche A Term Loans                1.25%              2.25%
          Tranche B Term Loans                2.00%              3.00%

     ; provided, that on and after the first Adjustment Date occurring after December 31, 2000, the Applicable Margin with respect to Revolving Credit Loans, the Swing Line Loans, and Tranche A Term Loans will be determined pursuant to the Pricing Grid."

          (c) The definition of "ECF Percentage" is hereby deleted in its entirety, and the following new definition is substituted in lieu thereof:

          "'ECF Percentage': (i) 75%, provided that with respect to each fiscal year, the ECF Percentage shall be reduced to (i) 50% if the Consolidated Leverage Ratio as of the last day of such fiscal year is not greater that
     4.0 to 1.0, and (ii) 25%, if the Consolidated Leverage Ratio as of the last day of such fiscal year is not greater than 3.0 to 1.0."

          (d) The definition of "Consolidated Total Debt" is hereby deleted in its entirety, and the following new definition is substituted in lieu thereof:

          `"Consolidated Total Debt": at any date, the aggregate principal amount of all Indebtedness of Details and its Subsidiaries at such date (less the amount of cash on the balance sheet of Details and its Subsidiaries at such date which is not subject to any Lien, other than a Lien securing the Obligations), determined on a consolidated basis in accordance with GAAP.'

          3. Amendment to Section 2.1. Section 2.1 is hereby amended by adding immediately after the amount "$129,000,000." in the ninth line thereof the following:

          "The Borrowers and all or certain of the Lenders (which may or may not be existing Lenders at such time) may up to three times either (a) during the period from and including the Third Amendment Effective Date to but excluding the final maturity of the Tranche A Term Loans (if the related Incremental Term Loans are to be made as additional Tranche A Term Loans) agree that such Lenders shall become Tranche A Term Loan Lenders or increase the principal amount of their Tranche A Term Commitment or (b) during the period from and including the Third Amendment Effective Date to but excluding the final maturity of the Tranche B Term Loans (if the related Incremental Term Loans are to be made as additional Tranche B Term Loans) agree that such Lenders shall become Tranche B Term Loan Lenders or increase the principal amount of their Tranche B Term Loan Commitment, in either case by executing and delivering to the Administrative Agent an Incremental Term Loan Activation Notice specifying (i) the respective Incremental Term Loan Amount of such Incremental Term Lenders and (ii) the applicable Incremental Term Loan Closing Date, and which shall be otherwise duly completed. Each Incremental Term Lender that is a signatory to an Incremental Term Loan Activation Notice severally agrees, on the terms and conditions of this Agreement to make term loans to the Borrowers on the applicable Incremental Term Loan Closing Date in an aggregate principal amount not to exceed the amount of the Incremental Term Loan Amount of such Incremental Term Lender specified in such Incremental Term Loan Activation Notice. The Incremental Term Loan Amount shall be treated as an additional Tranche A Term Loan Commitment (if the related Incremental Term Loans are to be made as additional Tranche A Term Loans) or Tranche B Term Loan Commitment (if the related Incremental Term Loans are to be made as additional Tranche B Term Loans) and the loans made thereunder shall be treated as additional Tranche A Term Loans (if the related Incremental Term Loans are to be made as additional Tranche A Term Loans) or Tranche B Term Loans (if the related Incremental Term Loans are to be made as additional Tranche A Term Loans) for all purposes under the Loan Documents. Any such additional Tranche A Term Loans or Tranche B Term Loans shall mature in quarterly installments on the dates set forth in the schedule contained in
     Section 2.3(a), in the case of additional Tranche A Term Loans, or Section 2.3(b), in the case of additional Tranche B Term Loans, in ratable amounts equal to the ratable repayment amounts of the other Tranche A Term Loans or Tranche B Term Loans, as the case may be, which are outstanding on the date on which such additional Tranche A Term Loans or Tranche B Term Loans, as the case may be, are made. Notwithstanding the foregoing, the aggregate principal amount of the Incremental Term Loan Amounts (whether or not then outstanding), when combined with the aggregate principal amount of the Incremental Revolving Loan Amounts (whether or not outstanding), shall not exceed $30,000,000."

          4. Amendment to Section 2.4. Section 2.4 is hereby amended by adding the following at the end of paragraph (a) thereof:

          "The Borrowers and all or certain of the Lenders (which may or may not be existing Lenders at such time) may up to three times during the period from and including the Third Amendment Effective Date to but excluding the Scheduled Revolving Credit Termination Date, agree that such Lenders shall become Revolving Credit Lenders or increase the principal amount of their Revolving Credit Commitment by executing and delivering to the Administrative Agent an Incremental Revolving Loan Activation Notice specifying (i) the respective Incremental Revolving Loan Amount of such Incremental Revolving Lenders and (ii) the applicable Incremental Revolving Loan Closing Date, and which shall be otherwise duly completed. Each Incremental Revolving Lender that is a signatory to an Incremental Revolving Loan Activation Notice severally agrees, on the terms and conditions of this Agreement (for the avoidance of doubt, in addition to any existing Revolving Credit Commitment it has at such time) to make revolving loans to the Borrowers and to participate in Swing Line Loans and Letters of Credit on the same terms and conditions as the Revolving Credit Loans in an aggregate principal amount at any one time outstanding not to exceed the amount of the Incremental Revolving Loan Amount of such Incremental Revolving Lender specified in such Incremental Revolving Loan Activation Notice. The Incremental Revolving Loan Amount shall be treated as an additional Revolving Credit Commitment and the loans made thereunder shall be treated as additional Revolving Credit Loans for all purposes under the Loan Documents. Notwithstanding the foregoing, the aggregate principal amount of the Incremental Revolving Loan Amounts (whether or not outstanding), when combined with the aggregate principal amount of the Incremental Term Loan Amounts (whether or not then outstanding), shall not exceed $30,000,000."

          5. Amendment to Section 2.11(a). Section 2.11(a) is hereby amended by
(1) deleting the word "and" at the end of clause (v) thereof and substituting in lieu thereof the following: "," and (2) adding the following clause (vii) to the end thereof:

          "and (vii) the aggregate amount of Net Cash Proceeds (the "Offering Proceeds") from the issuance of Capital Stock of Holdings in a primary offering; provided that, within 30 days of receipt thereof, (a) if the Offering Proceeds are equal to $125,000,000 (1) the first $26,100,000, or an amount approximately equal thereto, of such Offering Proceeds is used to redeem the New Intermediate Holdco Notes and to pay any prepayment penalties incurred in connection therewith, (2) the next $38,700,000 of such Offering Proceeds is used to redeem or repurchase the Company Zeros and to pay any prepayment penalties incurred in connection therewith, and
     (3) the next $37,500,000 of such Offering Proceeds is contributed to the Borrower as common equity; (b) if the Offering Proceeds are greater than $125,000,000 (1) the first $26,100,000, or an amount approximately equal thereto, of such Offering Proceeds is used to redeem the New Intermediate Holdco Notes and to pay any prepayment penalties incurred in connection therewith, (2) the next $38,700,000 of such Offering Proceeds is used to redeem or repurchase the Company Zeros and to pay any prepayment penalties incurred in connection therewith, (3) the next $37,500,000 of such Offering Proceeds is contributed to the Borrower as common equity, and (4) at least 20% of the amount by which the Offering Proceeds exceed $125,000,000 is contributed to the Borrower as common equity (provided that no more than $50,000,000 shall be required to be contributed to the Borrower pursuant to this clause (b)); and (c) if the Offering Proceeds are less than $125,000,000, (1) the first $26,100,000, or an amount approximately equal thereto, of such Offering Proceeds is used to redeem the New Intermediate Holdco Notes and to pay any prepayment penalties incurred in connection therewith, (2) 39.13% of the amount of Offering Proceeds remaining after giving effect to clause (c)(1) is used to redeem or repurchase the Company Zeros and to pay any prepayment penalties incurred in connection therewith; and (3) 37.92% of the amount of Offering Proceeds remaining after giving effect to clauses (c)(1) and (c)(2), is contributed to the Borrower as common equity."

          6. Amendments to Section 7. Section 7 of the Credit Agreement is hereby amended as follows:

          (a) Section 7.1(b) is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                    "(b) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the last day of any period of four consecutive fiscal quarters of Details ending during any period set forth below to exceed the ratio set forth below opposite such period:

           Period                             Consolidated Senior Leverage Ratio
           ------                             ----------------------------------

Third Amendment Effective Date
     through September 29, 2001                         2.00 to 1.0
September 30, 2001 through September 29, 2002           1.75 to 1.0
September 30, 2002 through September 29, 2003           1.50 to 1.0
September 30, 2003 through thereafter                   1.25 to 1.0"

          (b) Section 7.1(c) is hereby amended by deleting the words "1.05 to 1.0." in the fourth line and substituting in lieu thereof the following:

          "the ratio set forth below opposite such period:

               Period                   Consolidated Fixed Charge Coverage Ratio
               ------                   ----------------------------------------

Third Amendment Effective Date
     through September 29, 2001                       1.20 to 1.0
September 30, 2001 through September 29, 2002         1.50 to 1.0
September 30, 2002 through thereafter                 1.75 to 1.0"

          (c)  Section 7.1(d) is hereby deleted in its entirety.

          (d) Section 7.2 is hereby amended by (i) deleting "$10,000,000" from clause (d) therein and substituting in lieu thereof the following:
"$15,000,000", (ii) deleting "$20,000,000" from clause (m) therein and substituting in lieu thereof the following: "$30,000,000" and (iii) adding thereto the following new clause (n):

                    "(n) Indebtedness owing to the seller in connection with any acquisition consummated pursuant to Section 7.8(i) ("Seller Paper"); provided, that (i) such Indebtedness is subordinated to the Loans and Commitments on terms and conditions satisfactory to the Administrative Agent and (ii) such Indebtedness shall not provide for the payment of interest in cash nor for any principal amortization prior to the date which is one year following the final maturity of all of the Loans."

          (e) Clause (d) of section 7.6 is hereby amended by (i) deleting "$4,000,000" from clause (i) therein and substituting in lieu thereof the following: "$5,000,000" and (ii) deleting "$10,000,000" from clause (i) therein and substituting in lieu thereof the following: "$15,000,000".

          (f) Section 7.7 is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following: "[INTENTIONALLY OMITTED]".

          (g) Clause 7.8(i) is hereby deleted in its entirety, and the following new clause (i) is substituted in lieu thereof:

                    "(i) Details and its Subsidiaries may acquire all or substantially all of the Capital Stock or assets of any Person or business unit of a Person; provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the Company would have been in compliance, on a pro forma basis, with each of the financial covenants contained in Section 7.1 if such acquisition had been made on the first day of the most recently completed period of calculation thereof (including after giving effect to any Seller Paper) and (iii) immediately prior to consummating such acquisition, and after giving pro forma effect thereto, the Available Revolving Credit Commitments of all the Lenders shall be at least $20,000,000."

                    (h) Section 7.9 is hereby amended by deleting "Except as provided in Section 2.11(a)(vi) hereof," at the beginning thereof and substituting in lieu thereof the following: "Except as provided in
          Section 2.11(a)(vi) or Section 2.11(a)(vii),".

                    (i) Section 7.17 is hereby amended by inserting the following at the beginning thereof: "Except as provided in Section 2.11(a)(vii),".

          7. Amendment to Section 8(m). (a) Section 8(m) is hereby amended by deleting clause (ii) thereof in its entirety, and inserting in lieu thereof the following new clause (ii):

               "(ii) MCM shall conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations, other than (A) those businesses in which it is engaged in on the date of its acquisition by Holdings or which are reasonably related thereto and (B) any purchase of securities or assets constituting all or a material part of a business unit of any Person with any Offering Proceeds which remain after the uses provided for such Offering Proceeds in Section 2.11(a)(vii) hereof, or with any other resources generated by MCM;"

     (b) Section 8(m) is hereby amended by deleting clause (vi) thereof in its entirety, and inserting in lieu thereof the following new clause (vi):

               "(vi) Holdings shall own, lease, manage or otherwise operate any properties or assets (including cash and Cash Equivalents), other than (A) Capital Stock of New Intermediate Holdco, (B) Capital Stock and Indebtedness of MCM or (C) any amount of Offering Proceeds retained in accordance with Section 2.11(a)(vii) hereof plus any proceeds thereof, which amount Holdings may use for any purpose, or".

          8. Amendment to Annex A. The Credit Agreement is hereby amended by deleting the Pricing Grid attached as Annex A thereto and substituting in lieu thereof the following Pricing Grid:


---------------------------------------------------------------------------------------------------
                           Applicable Margin         Applicable Margin
     Consolidated         For Eurodollar Loans       For ABR Loans and             Commitment
    Leverage Ratio       And Letters of Credit        Swing Line Loans              Fee Rate
---------------------------------------------------------------------------------------------------
[_] 5.00 to 1.0                  2.75%                     1.75%                     0.50%
---------------------------------------------------------------------------------------------------
    5.00 to 1.0 and              2.50%                     1.50%                     0.50%
[_] 4.00 to 1.0
---------------------------------------------------------------------------------------------------
    4.00 to 1.0 and              2.25%                     0.25%                    0.375%
[_] 3.00 to 1.0
---------------------------------------------------------------------------------------------------
    3.00 to 1.0 and              2.25%                     0.25%                    0.375%
[_] 2.50 to 1.0
---------------------------------------------------------------------------------------------------
    2.50 to 1.0                  2.00%                     0.25%                    0.375%
---------------------------------------------------------------------------------------------------

          9. Fees. In consideration of the agreement of the Lenders to consent to the amendments contained herein, the Borrowers agree to pay to each Lender which so consents on or prior to October 6, 2000, an amendment fee in an amount equal to 25 basis points of the amount of such Lender's Commitment, payable on the date hereof in immediately available funds.

          10. Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent shall have been satisfied (such date, the "Effective Date"):

               (a) Holdings shall have received at least $100,000,000 of Offering Proceeds;

               (b) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings, the Borrowers and the Required Prepayment Lenders;

               (c) the Administrative Agent shall have received from each of the Borrowers a copy of the resolutions of such Borrower, certified by the Secretary of such Borrower, authorizing the execution, delivery and performance of this Second Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

               (d) the Administrative Agent shall have received a certificate of each of the Borrowers, dated as of the date hereof, as to the incumbency and signature of the officers of such Borrower executing this Second Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

               (e) the Administrative Agent shall have received such other documents, instruments and agreements with respect to the matters contemplated by this Amendment as the Administrative Agent reasonably shall request, and all such documents, instruments and agreements shall be in form and substance reasonably satisfactory to the Administrative Agent; and

               (f) the fees referred to in paragraph 9 of this Amendment shall have been paid.

          11. Representations and Warranties. As of the date hereof and after giving effect to this Amendment, the Company and each Borrower hereby confirm, reaffirm and restate the representations and warranties made by it in Section 4 of the Credit Agreement and otherwise in the Loan Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. No Default or Event of Default has occurred and is continuing.

          12. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.


          13. GOVERNING LAW; Counterparts. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (b) This Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                          DDI CAPITAL CORP.


                          By: /s/  JOSEPH P. GISCH
                             --------------------------------------------
                            Title:


                          DYNAMIC DETAILS, INCORPORATED


                          By: /s/  JOSEPH P. GISCH
                             --------------------------------------------
                            Title:

                          DYNAMIC DETAILS, INCORPORATED, SILICON VALLEY


                          By: /s/  JOSEPH P. GISCH
                             --------------------------------------------
                            Title:


                          THE CHASE MANHATTAN BANK, as
                          Administrative Agent, Collateral Agent, Co-
                          Syndication Agent and as a Lender

                          By: /s/  EDWARD DEFOREST
                              ----------------------------------------
                            Title: Vice President


                          BANKERS TRUST COMPANY, as
                          Documentation Agent, Co-Syndication Agent and as a Lender


                          By: /s/  PADDY DOWLING
                            ------------------------------------------
                            Title: Vice President


BANK AUSTRIA CREDITANSTALT CORP.


By: /s/  [ILLEGIBLE]
    ----------------------------------------
  Title: Vice President


THE BANK OF NOVA SCOTIA


By: /s/  L.A. BEARD
    ----------------------------------------
  Title: Director Bank Finance
         Technology & Electronics Group


FLEET NATIONAL BANK (formerly Fleet Bank, N.A.
and formerly Bank Boston, N.A.)


By: /s/  [ILLEGIBLE]
    -------------------------------------------
  Title: Director


CITIZENS BANK OF MASSACHUSETTS


By: /s/  R. SCOTT HASKELL
    -------------------------------------------
  Title: Vice President

CRESCENT/MACH I PARTNERS, L.P.

By: TCW Asset Management Company,
    its Investment Manager


By: /s/  JUSTIN L. DRISCOLL
    -------------------------------------------
  Title:


CYPRESSTREE INVESTMENT PARTNERS I

By: CypressTree Management Company Inc.
    as Portfolio Manager


By: /s/  JONATHAN D. SHARKEY
    -------------------------------------------
  Title: Principal


CYPRESSTREE INSTITUTIONAL FUND, LLC


By: CypressTree Management Company Inc.
    as Portfolio Manager


By: /s/  JONATHAN D. SHARKEY
    -------------------------------------------
  Title: Principal


CYPRESSTREE SENIOR FLOATING RATE FUND

By: CypressTree Management Company Inc.
    as Portfolio Manager


By: /s/  JONATHAN D. SHARKEY
    -------------------------------------------
  Title: Principal



DEBT STRATEGIES FUND


By: /s/  JOSEPH MORONEY
    -------------------------------------------
  Title: Authorized Signatory


DRESDNER BANK AG


By: /s/  RICHARD W. CONROY
    -------------------------------------------
  Title: First Vice President

FIRST DOMINION FUNDING II


By: /s/  [ILLEGIBLE]
    -------------------------------------------
  Title: Authorized Signatory


INDOSUEZ CAPITAL FUNDING IIA, LTD.


By: /s/  LEE M. SHAIMAN
    -------------------------------------------
  Title: First Vice President


INDOSUEZ CAPITAL FUNDING IV, L.P.


By: /s/  LEE M. SHAIMAN
    -------------------------------------------
  Title: First Vice President


IBJ WHITEHALL BANK & TRUST COMPANY


By: /s/  MARK H. MINTER
    -------------------------------------------
  Title: Senior Managing Director


KZH CRESCENT 2 LLC


By: /s/  KIMERLEY ROWE
    -------------------------------------------
  Title: Authorized Agent

KZH CRESCENT 3 LLC


By: /s/  KIMBERLY ROWE
    -------------------------------------------
  Title: Authorized Agent


KZH CYPRESSTREE-1 LLC


By: /s/  KIMBERLY ROWE
    -------------------------------------------
  Title: Authorized Agent


MASTER SENIOR FLOATING RATE FUND II, INC.


By: /s/  JOSEPH MORONEY
    -------------------------------------------
  Title: Authorized Signatory


MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


By: /s/  PETER GEWIRTZ
    -------------------------------------------
  Title: Vice President


MASS MUTUAL HIGH YIELD PARTNERS II


By: /s/  MARY ANN MCCARTHY
    --------------------------------------------
  Title: Managing Director


MASSACHUSETTS MUTUAL LIFE
  INSURANCE

By  /s/  STEVEN J. KATZ
   --------------------------------------------
  Title: Second Vice President and Associate
         General Counsel


MERRILL LYNCH PRIME RATE PORTFOLIO

By: Merrill Lynch Investment Managers, L.P.
    as Investment Advisor


By: /s/  JOSEPH MORONEY
    -------------------------------------------
  Title: Authorized Signatory


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


By: /s/  JOSEPH MORONEY
    -------------------------------------------
  Title: Authorized Signatory


PILGRIM AMER. HIGH INCOME INVEST. LTD.


By: /s/  MARK F. HAAK
    -------------------------------------------
  Title: Assistant Vice President


PILGRIM CLO 1999-1


By: /s/  MARK F. HAAK
    -------------------------------------------
  Title: Assistant Vice President


PILGRIM PRIME RATE INCOME TRUST


By: /s/  MARK F. HAAK
    -------------------------------------------
  Title: Assistant Vice President

SANKATY HIGH YIELD ASSET PARTNERS


By: /s/  DIANE J. EXETER
  ---------------------------------------------
  Title: Executive Vice President


SOMERS CDO, LIMITED

By:  Massachusetts Mutual Life Insurance
     Companies, as Collateral Manager


By: /s/  STEVEN J. KATZ
  ---------------------------------------------
  Title: Second Vice President and Associate General Counsel



TORONTO DOMINION (NEW YORK) INC.


By: /s/  GWEN ZIRKLE
  ---------------------------------------------
  Title: Vice President


VAN KAMPEN SR. FLOATING RATE FUND


By: /s/  DARVIN D. PIERCE
  ---------------------------------------------
  Title: Vice President

                                                                       EXHIBIT I


             [Form of Incremental Revolving Loan Activation Notice]


                  INCREMENTAL REVOLVING LOAN ACTIVATION NOTICE


To:  The Chase Manhattan Bank
as Administrative Agent under the Credit Agreement referred to below

          Reference is hereby made to the Credit Agreement, dated as of July 23, 1998 and as Amended and Restated as of August 28, 1998 (as amended by the First Amendment, dated as of March 10, 1999, the Second Amendment, dated as of March 22, 2000, the Third Amendment, dated as of October 6, 2000 and as may be further amended, modified and supplemented and in effect from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not defined herein are used herein as defined therein.

          This notice is the Incremental Revolving Loan Activation Notice referred to in the Credit Agreement, and the Borrower signatory hereto and each of the Lenders signatory hereto (the "Incremental Revolving Lenders") hereby notify you that:

  1. The Incremental Revolving Loan Amount of each Incremental Revolving Lender is set forth opposite such Incremental Revolving Lender's name on the signature pages hereof under the caption "Incremental Revolving Loan Amount".

  2.      The Incremental Revolving Loan Closing Date is ______.

          Each of the Incremental Revolving Lenders and the Borrower signatory hereto hereby agree that the Applicable Margin for this Incremental Revolving Loan shall be _______.


                              [NAME OF RELEVANT BORROWER]

                              By______________
                                Name:
                                Title:

Incremental Revolving Loan Amount [NAME OF INCREMENTAL REVOLVING LENDER]
---------------------------------

$


                                By______________
                                  Name:
                                  Title:



CONSENTED TO:

THE CHASE MANHATTAN BANK,
 as Administrative Agent


By_____________
 Name:
 Title:

                                                                       EXHIBIT J


               [Form of Incremental Term Loan Activation Notice]


                    INCREMENTAL TERM LOAN ACTIVATION NOTICE


To:  The Chase Manhattan Bank
as Administrative Agent under the Credit Agreement referred to below

          Reference is hereby made to the Credit Agreement, dated as of July 23, 1998 and as Amended and Restated as of August 28, 1998 (as amended by the First Amendment, dated as of March 10, 1999, the Second Amendment, dated as of March 22, 2000, the Third Amendment, dated as of October 6, 2000 and as may be further amended, modified and supplemented and in effect from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not defined herein are used herein as defined therein.

          This notice is the Incremental Term Loan Activation Notice referred to in the Credit Agreement, and the Borrower signatory hereto and each of the Lenders signatory hereto (the "Incremental Term Lenders") hereby notify you that:

  1. The Incremental Term Loan Amount of each Incremental Term Lender is set forth opposite such Incremental Term Lender's name on the signature pages hereof under the caption "Incremental Term Loan Amount".

  2.      The Incremental Term Loan Closing Date is ______.

  3.      The Incremental Term Loans shall be made as Tranche [A/B] Term Loans.


                              [NAME OF RELEVANT BORROWER]

                              By______________
                                Name:
                                Title:

Incremental Term Loan Amount [NAME OF INCREMENTAL TERM LENDER]
----------------------------

$


                                By______________
                                  Name:
                                  Title:



CONSENTED TO:

THE CHASE MANHATTAN BANK,
 as Administrative Agent


By_____________
 Name:
 Title: